UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	June 21, 2023

agilon health, inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40332	37-1915147

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6210 E Hwy 290, Suite 450 Austin, Texas	78723
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(562) 256-3800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	AGL	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Resignations

On June 21, 2023, each of Richard Schnall, Clay Richards and Derek L. Strum tendered letters of resignation from the Board of Directors (the “Board”) of agilon health, inc. (the “Company”), which resignations were effective on June 22, 2023.

Such resignations were not a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Instead, the resignations occurred in connection with the Company’s transition to a Board composed of a majority of independent Directors, which satisfies the New York Stock Exchange’s (the “NYSE”) rules regarding director independence. The Company previously qualified as a “controlled company” for purposes of the NYSE rules, which exempted the Company from certain of the NYSE’s rules regarding director independence because at least 50% of the voting power for the election of Directors was held by CD&R Vector Holdings, L.P. (“CD&R”). As of August 11, 2022, CD&R no longer held more than 50% of the voting power for the election of Directors in the Company and, given that no more than 50% of the voting power for the election of Directors in the Company is held by any individual, group or other entity, since August 11, 2022, the Company no longer qualifies as a “controlled company”. Although the NYSE rules regarding director independence provide the Company until August 11, 2023 to fully comply with the NYSE director independence requirements, following the June 22, 2023 Director resignations and the new Director appointment disclosed below, the Board is now composed of a majority of independent Directors.

Director Appointment

On June 22, 2023, the Board, upon the recommendation of the Nominating and Governance Committee, appointed Silvana Battaglia as an independent Class I Director in accordance with the Company’s Amended and Restated Certificate of Incorporation, to fill the vacancy on the Board created by Mr. Richard’s resignation from the Board. As a Class I Director, Ms. Battaglia will serve until the Company’s 2025 annual meeting of stockholders, when she will be subject to re-election to the Board by a vote of the Company’s stockholders, or until Ms. Battaglia’s earlier resignation or removal. The Board also appointed Ms. Battaglia to the Compensation and Human Capital Committee of the Board.

Silvana Battaglia, age 55, is Executive Vice President and Chief Human Resources Officer for AmerisourceBergen, a leading global healthcare solutions company. Ms. Battaglia brings over 25 years of business leadership experience in global human resources organizations, shaping high-performance cultures, talent and succession management and driving organization transformation within the pharmaceutical and business services sectors. Prior to being named to her current role in January 2019, Ms. Battaglia served as Senior Vice President of Global Compensation, Benefits and Labor Relations and SVP of Global Human Resources at Aramark from 2011 to 2019. Ms. Battaglia served as the CHRO of Day & Zimmerman from 2008 to 2011 and held increasingly responsible leadership positions with Merck from 1998 to 2008. Her early career included positions at Wyeth Pharmaceuticals and Colorcon, a Division of Berwind Pharmaceuticals.

Ms. Battaglia, a National Association of Corporate Directors (NACD) certified professional Director, graduated from Temple University with a Bachelor of Arts in Marketing and her Masters of Science in Human Resources from Widener University. She has also served as an adjunct faculty member at St. Joseph’s University in Philadelphia.

There are no arrangements or understandings between Ms. Battaglia and any other persons pursuant to which Ms. Battaglia was selected as a Director. There are no transactions, arrangements or relationships between the Company or its subsidiaries, on the one hand, and Ms. Battaglia, on the other hand, which would require disclosure pursuant to Item 404(a) of Regulation S-K.

In connection with Ms. Battaglia’s appointment to the Board, on June 22, 2023, Ms. Battaglia was granted options to purchase common stock of the Company with a value of $185,000 at an exercise price of $16.74, which options will vest in three equal installments on each anniversary of June 22, 2023, and a restricted stock unit grant with an aggregate value of $185,000 prorated for Ms. Battaglia’s term of service during 2023, which restricted stock units will vest in full one year from the date of grant, subject to continued service as a Director.

A copy of the press release announcing the appointment of Ms. Battaglia is furnished as Exhibit 99.1 to this Current Report and incorporated herein by reference.

Item 8.01	Other Events.

In connection with the Director appointment and Director resignations disclosed under Item 5.02 of this Current Report, effective June 22, 2023, the Board changed the composition of its Compensation and Human Capital, Nominating and Governance and Compliance and Quality Committees, such that each of its Compensation and Human Capital, Nominating and Governance and Audit Committee consists entirely of independent directors as of June 22, 2023. The Chairs and Members of each committee as of June 22, 2023 are:

Committee	Director Name
Compensation and Human Capital:	Jeffrey A. Schwaneke (Chair)
Diana McKenzie
Karen McLoughlin
Silvana Battaglia

Nominating and Governance:	Sharad Mansukani, M.D. (Chair)
Jeffrey A. Schwaneke
Karen McLoughlin

Audit:	Karen McLoughlin (Chair)
Diana McKenzie
Jeffrey A. Schwaneke

Compliance and Quality:	William Wulf, M.D. (Chair)
Steven Sell
Sharad Mansukani, M.D.
Ravi Sachdev

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit Number	Description
99.1	Press Release issued by agilon health, inc. dated June 26, 2023
104	Cover Page to this Current Report on Form 8-K in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

agilon health, inc.

Date: June 26, 2023	By:	/s/ Timothy Bensley
Timothy Bensley
Chief Financial Officer